                                                                   Exhibit 10.11

                            STOCKHOLDERS AGREEMENT
                            ----------------------

          THIS AGREEMENT (this "Agreement") is made as of December 29, 1997 by
                                ---------
and among Tuesday Morning Corporation, a Delaware corporation (the "Company"),
                                                                    -------
Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership ("MDCP") and the executives listed on Schedule I attached hereto (the
 -----
"Executives") or their Permitted Transferees (as defined below). MDCP, the
 ----------
spouses of the Executives executing a Spousal Signature Page attached hereto, the Executives and their Permitted Transferees are collectively referred to as the "Stockholders" and individually as a "Stockholder." Capitalized terms used
     ------------                         -----------
herein are defined in paragraph 8 hereof.

          The Company and the Stockholders desire to enter into this Agreement for the purposes, among others, of (i) assuring continuity in the management and ownership of the Company, (ii) limiting the manner and terms by which the Executives' Stockholders Shares may be transferred, (iii) providing certain participation rights to Executives and (iv) providing certain registration rights to the Stockholders.

          The parties to this hereby agree as follows:

          1.  Restrictions on Transfer of Stockholder Shares held by Executives.
              -----------------------------------------------------------------

          (a) Retention of Stockholder Shares.  No Executive shall sell,
              -------------------------------
transfer, assign, pledge or otherwise dispose of ("Transfer") any interest in
                                                   --------
any Stockholder Shares, except for (i) Transfers pursuant to a Qualified Public Offering, (ii) Transfers pursuant to paragraphs 2, 3 and 4 hereof, (iii) Transfers made with the prior written consent of MDCP, (iv) Transfers to Permitted Transferees pursuant to paragraph 1(b) below, (v) Transfers by Jerry
M. Smith pursuant to the Put Agreement, dated as of the date hereof, by and among Mr. Smith, MDCP and the Company and (vi) Transfers by Lloyd L. Ross pursuant to the Put Agreement, dated as of the date hereof, by and among Mr. Ross, MDCP and the Company

          (b) Certain Permitted Transfers.  The restrictions contained in this
              ---------------------------
paragraph 1 will not apply with respect to Transfers of Stockholder Shares (i) pursuant to applicable laws of descent and distribution or (ii) in the case of any Executive, among such Executive's family group (transferees pursuant to clauses (i) and (ii), are herein collectively "Permitted Transferees"); provided
                                               ---------------------
that such restrictions will continue to be applicable to the Stockholder Shares after any such Transfer and the Permitted Transferees of such Stockholder Shares shall, as a condition to such Transfer, agree in writing to be bound by the provisions of this Agreement (with the Permitted Transferees then being treated as "Stockholders" for all purposes of this Agreement); and provided, further, that any Transfer of Stockholder Shares by any Executive or his or her Permitted Transferees shall be of both Junior Preferred Stock and Common Stock in the same proportions as the numbers of shares of Junior Preferred Stock and Common Stock owned by such Executive or his or her Permitted Transferees on the date of Transfer. An Executive's "family group" means such Executive's spouse and
                           ------------
descendants (whether natural or adopted) and any trust or limited partnership solely for the benefit of such Executive and/or such Executive's spouse and/or descendants.

          (c) Termination of Restrictions.  The restrictions on the Transfer of
              ---------------------------
Stockholder Shares set forth in this paragraph 1 will terminate upon the closing of a Qualified Public Offering.

          2.  Approved Sale.
              -------------

          (a) In the event of an Approved Sale, each holder of Stockholder Shares (including, without limitation, each Permitted Transferee) will consent to and raise no objections against the Approved Sale or the process pursuant to which the Approved Sale was arranged and waive any dissenter's rights and other similar rights. Such holder will take all necessary and desirable actions as directed by the Board or MDCP in connection with the consummation of any Approved Sale, including the execution and delivery of all documents and instruments as the Board or MDCP may reasonably request to effect the Approved Sale; provided, however, that no holder shall be required to incur indemnification obligations in excess of the net proceeds received by such holder.

          (b) In connection with an Approved Sale, MDCP may require each holder of Stockholder Shares (including, without limitation, each Permitted Transferee) to sell, or cause to be sold, the same proportionate number of Stockholder Shares (and in the same proportion of Junior Preferred Stock and Common Stock) owned by each such holder as are proposed to be sold or transferred by MDCP for the same consideration per share and otherwise on the same terms and conditions obtained by MDCP in the Approved Sale. On the closing date of the sale of such Stockholder Shares under this paragraph 2, the consideration then due such holder of Stockholder Shares shall be paid in full to such holder against delivery of a certificate or certificates, as the case may be, representing the Stockholder Shares sold by such holder duly endorsed for transfer.

          (c) Each holder of Stockholder Shares (including, without limitation, each Permitted Transferee) will bear such holder's pro rata share (based upon the number of shares sold) of the reasonable costs of any sale of Stockholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all selling Stockholders and are not otherwise paid by the Company or the acquiring party. Costs incurred by any holder of Stockholder Shares on such holder's own behalf will not be considered costs of the transaction hereunder.

          (d) The provisions of this paragraph 2 shall terminate immediately prior to the closing of any Qualified Public Offering.

          3.  Co-Sale Rights.
              --------------

          (a) In the event that (i) MDCP proposes to effect a Transfer (other than a pledge) of Stockholder Shares to persons other than its affiliates or partners and (ii) such Transfer would result in (or occurs after) a "25% MDCP
                                                                     --------
Reduction" (as defined below), MDCP shall promptly give written notice (the "Co-
---------                                                                    --
Sale Notice") to the Company and the other Stockholders at least 30 days
-----------
prior to the closing of such Transfer. The Co-Sale Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the name of, and the number (by class) of Stockholder Shares to be purchased by, the transferee, the purchase price of each Stockholder Share to be sold, the number of shares MDCP or its affiliate proposes to Transfer, any other significant terms of the proposed Transfer and the date the proposed Transfer will be consummated, it being understood that if such proposed Transfer by MDCP or its affiliates is in a Public Sale, the provisions of this paragraph 3 shall not apply. For purposes of this paragraph 3(a), a "25% MDCP Reduction" shall mean the Transfer or series of Transfers by MDCP or its affiliates of Stockholder Shares to persons other than affiliates and partners of MDCP representing 25% of the Stockholder Shares held by MDCP on the date of this Agreement. The share numbers referred to in this paragraph 3(a) shall be subject to adjustment for stock splits, stock combinations, stock dividends, recapitalizations, reorganizations and the like.

          (b) Each Stockholder other than MDCP may elect to participate in the contemplated Transfer by delivering irrevocable written notice to MDCP setting forth the number of Stockholder Shares such Stockholder desires to sell in the contemplated Transfer within 20 days after delivery of the Co-Sale Notice. If any Stockholders have elected to participate in such Transfer, each such Stockholder shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Stockholder Shares (in the same proportion of Junior Preferred Stock and Common Stock as is proposed to be sold by MDCP) equal to the product of (i) the quotient determined by dividing the number of Stockholder Shares owned by such Stockholder by the aggregate number of Stockholder Shares owned by MDCP and its affiliates and all Stockholders and, as to any proposed Transfer of Common Stock, the aggregate number of shares of Common Stock owned by holders of Common Stock having rights equivalent to those conferred in this paragraph (b) (the "Equivalent Holders") by that certain
                                      ------------------
Common Stock Registration Rights Agreement, dated as of the date hereof, by and among the Company, MDCP and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Common Stock Registration Rights Agreement"), and (ii)
                         ------------------------------------------
the number of Stockholder Shares to be sold in the contemplated Transfer.

          (c) MDCP or its affiliates shall use reasonable best efforts to obtain the agreement of the prospective transferee(s) to such participation of the Stockholders in any contemplated Transfer, and MDCP and its affiliates may not Transfer any of their respective Stockholder Shares to the prospective transferee(s) if the prospective transferee(s) declines to allow such participation of the Stockholders.

          (d) Each Stockholder will bear its pro rata share (based upon the number of shares sold) of the reasonable costs of any sale of Stockholder Shares pursuant to a sale subject to this paragraph 3 to the extent such costs are incurred for the benefit of all selling Stockholders and are not otherwise paid by the Company or the acquiring party. Costs incurred by the Stockholders on their own behalf will not be considered costs of the transaction hereunder.

          (e) The provisions of this paragraph 3 shall terminate immediately prior to the closing of any Qualified Public Offering.

          4.  Repurchase Upon Termination for Cause.
              -------------------------------------

          (a) In the event that any Executive shall be terminated for Cause (the "Termination"), (i) the Original Shares owned by such Executive or Executive's
 -----------
Permitted Transferees shall be subject to repurchase by the Company for the greater of their Original Cost and Fair Market Value and (ii) the Option Shares owned by such Executive or Executive's Permitted Transferees shall be subject to repurchase by the Company, at the Company's option, for the lesser of their Original Cost or Fair Market Value (the "Repurchase Option"). Any such shares
                                         -----------------
subject to the Repurchase Option under this Section 4 are referred to herein as the "Available Shares."
     ----------------

          (c) The Board may elect to cause the Company to purchase all or any portion of the Available Shares by delivering written notice (the "Repurchase
                                                                   ----------
Notice") to the holder or holders of the Available Shares with respect to such
------
terminated Executive within 90 days after the Termination. The Repurchase Notice will set forth the number of Available Shares to be acquired from each such holder, the aggregate consideration to be paid for such Available Shares and the time and place for the closing of the transaction. The number of Available Shares to be repurchased by the Company shall first be satisfied to the extent possible from the Available Shares held by the terminated Executive at the time of delivery of the Repurchase Notice. If the number of Available Shares then held by the Executive is less than the total number of Available Shares the Company has elected to purchase, the Company shall purchase the remaining Available Shares elected to be purchased from the other holder(s) of Available Shares with respect to such terminated Executive, pro rata according to the number of Available Shares held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

          (d) The closing of the purchase of the Available Shares pursuant to the Repurchase Option shall take place at the location and on the date designated by the Company in the Repurchase Notice, which date shall not be more than 90 days nor less than five days after the delivery of such notice. The Company will pay for the Available Shares to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds.

          5.  Registration Rights.
              -------------------

          (a) At any time following the date of this Agreement, MDCP may require the Company to effect up to three registrations of all or any portion of its Stockholder Shares (the "MDCP Registrable Securities") on Form S-1 or, if
                         ---------------------------
available, on Form S-2 or S-3 (or any similar "short form") under the Securities Act (the "MDCP Demand Registrations"). A registration will not count as one of
          -------------------------
the permitted MDCP Demand Registrations unless MDCP has been able to register and sell at least 90% of the MDCP Registrable Securities requested to be registered by MDCP;

provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as an MDCP Demand Registration whether or not it is counted as one of the permitted MDCP Demand Registrations under this sentence.

          (b) Whenever the Company proposes to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act (other than a registration statement on Form S-8 or Form S-4 or successor forms thereto) and the registration form to be used may be used for the registration of the Stockholder Shares of any Stockholder (such Stockholder Shares, other than Junior Preferred Stock, the "Registrable Securities"), the
                                                ----------------------
Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the provisions of this paragraph 5, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion within 30 days after the receipt of the Company's notice (a "Piggyback
                                                             ---------
Registration").
------------

          (c) If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that in its opinion the number of shares requested to be included in such registration exceeds the number of shares which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of Stockholder Shares on the percentage of the outstanding Registrable Securities held by each such holder, provided that prior to the exercise of a demand registration right by the Equivalent Holders under the Common Stock Registration Rights Agreement, "Registrable Securities" and "Stockholder Shares" solely for purposes of this clause (ii) shall include shares of the Common Stock owned by the Equivalent Holders and (iii) third, the other securities requested to be included in such registration by stockholders exercising contractual piggyback registration rights (if any), pro rata among such holders on the basis of the number of shares requested to be included therein by each holder.

          (d) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriter advises the Company that in its opinion the number of shares requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration the securities requested to be included therein by the holders initiating the registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and such Registrable Securities based on the aggregate percentage of securities held by each such holder, provided that prior to the exercise of a demand registration right by the Equivalent Holders under the Common Stock Registration Rights Agreement, "Registrable Securities" solely for purposes of this paragraph (d) shall include shares of the Common Stock owned by the Equivalent Holders.

          (e) The Company shall bear the costs of the MDCP Demand Registrations and Piggyback Registrations pursuant to this paragraph 5, in each case, including the reasonable fees and expenses of one counsel for the selling Stockholders but excluding any underwriting discounts or commissions on the sale of Registrable Securities or the fees and expenses of any additional counsel retained by the selling Stockholders (the "Registration Expenses"). The Company
                                           ---------------------
shall, and as a condition to the inclusion of Registrable Securities of any holder in any registration, such holder shall, execute an underwriting agreement or similar agreement in a form reasonably acceptable to the Company, MDCP and the underwriter(s), if any, for such offering containing customary indemnification and holdback provisions and provisions obligating the selling Stockholders to supply customary information for inclusion in the registration statement. Notwithstanding the foregoing, (i) no holder of Registrable Securities shall be required to incur indemnification obligations in excess of the net proceeds received by such holder pursuant to such registration or that relate to information not supplied by such holder for inclusion in the registration statement, and (ii) the Company shall indemnify each holder of Registrable Securities with respect to liabilities arising from such registration statement other than as a result of information supplied by such holder of Registrable Securities for inclusion therein.

          (f) Each Stockholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten MDCP Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration) if so requested by the underwriters managing the registered public offering.

          (g) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten MDCP Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          6.  Legends.
              -------

          (a) Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such transfer) shall be stamped or otherwise imprinted with legend in substantially the following form:


          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 29, 1997 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCK HOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares in accordance with the provisions of this Agreement.

          (b) Each certificate evidencing Stockholder Shares shall also bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON DECEMBER 29, 1997, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER."

No holder of Stockholder Shares may sell, transfer or dispose of any Stockholder Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

          7.  Transfer.  Prior to Transferring any Stockholder Shares (other
              --------
than in a Public Sale) to any person or entity, the Transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement.

          8.  Definitions.
              -----------

          "Agreement" has the meaning set forth in the preamble.
           ---------

          "Approved Sale" means the sale of the Company, in a single transaction
           -------------
or a series of related transactions, to a third party that is not an affiliate of MDCP or its respective affiliates or the Company (a) pursuant to which such third party proposes to acquire a majority of the outstanding voting securities of the Company (whether by merger, consolidation, recapitalization, reorganization, purchase of the outstanding voting securities of the Company or otherwise) or all or substantially all of the consolidated assets of the Company, (b) which has been approved by holders of at least a majority of the outstanding Stockholder Shares and (c) pursuant to which all holders of each class (treating all Junior Preferred Stock as one class) of the Company's equity securities receive (whether in such transaction or, with respect to an asset sale, upon a subsequent liquidation) the same form and amount of consideration per share or, if any holders are given an option as to the form and amount of consideration to be received, all holders are given the same option.

          "Available Shares" has the meaning set forth in Section 4(a).
           ----------------

          "Board" means the Company's board of directors.
           -----

          "Cause" means (i) (A) with respect to the Original Shares, the
           -----
conviction of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries and (B) with respect to the Option Shares, the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries, (ii) conduct tending to bring the Company or any of its subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or (v) any other material breach of this Agreement; provided that the conduct described in clauses (iii), (iv) and (v) above shall not constitute Cause if such conduct is of the nature that can be cured and such conduct has been so cured no later than 10 days after notice by the Company that such conduct gives rise to Cause hereunder.

          "Common Stock" means the common stock of the Company, par value $.01
           ------------
per share.

          "Company" has the meaning set forth in the preamble.
           -------

          "Co-Sale Notice" has the meaning set forth in Section 3(a).
           --------------

          "Executives" has the meaning set forth in the preamble.
           ----------

          "Fair Market Value" means, with respect the Common Stock:
           -----------------

          (i) the average of the closing prices of the sales of such security on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day; or

          (ii) with respect to any security which is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market for the entire 21-day averaging period specified above, the fair value of such security as reasonably determined by the Board in good faith.

          "Junior Preferred Stock" means the non-voting junior redeemable
           ----------------------
preferred stock, par value $.01 per share, and non-voting junior non-redeemable preferred stock, par value $.01 per share, of the Company.

          "MDCP" has the meaning set forth in the preamble.
           ----

          "MDCP Demand Registrations" has the meaning set forth in Section 5(a).
           -------------------------

          "MDCP Registrable Securities" has the meaning set forth in Section
           ---------------------------
5(a).

          "Original Cost" means, with respect to the Common Stock, $1.428574 per
           -------------
share.

          "Option Shares" means (i) any Common Stock acquired by any Stockholder
           -------------
pursuant to the exercise of stock options granted under the Company's 1997 Long-Term Equity Incentive Plan or (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause
(i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          "Original Shares" means (i) any Common Stock acquired by any
           ---------------
Stockholder on the date hereof at the Original Cost or (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          "Permitted Transferees" has the meaning set forth in Section 1(b).
           ---------------------

          "Public Sale" means any sale of Stockholder Shares to the public
           -----------
pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any similar provision then in force) adopted under the Securities Act.

          "Piggyback Registration" has the meaning set forth in Section
           ----------------------

          "Qualified Public Offering" means the sale in an underwritten public
           -------------------------
offering registered under the Securities Act of shares of the Company's Common Stock having an aggregate price to the public of at least $30 million and a per share price to the public of at least three times the Original Cost.

          "Registration Expenses" has the meaning set forth in Section 5(e).
           ---------------------

          "Registrable Securities" has the meaning set forth in Section 5(b).
           ----------------------

          "Repurchase Notice" has the meaning set forth in Section 4(c).
           -----------------

          "Repurchase Option" has the meaning set forth in Section 4(a).
           -----------------

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Stockholder Shares" means the (i) any Junior Preferred Stock or
           ------------------
Common Stock held by any Stockholder on the date hereof or acquired by any Stockholder on or after the date hereof or (ii) any equity securities issued or issuable directly or indirectly with respect to the Junior Preferred Stock or Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorgan ization. As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or
(y) sold in a Public Sale.

          "Stockholders" has the meaning set forth in the preamble.
           ------------

          "Termination" has the meaning set forth in Section 4(a).
           -----------

          "Transfer" has the meaning set forth in Section 1(a).
           --------

          9.  Transfers in Violation of Agreement.  Any Transfer or attempted
              -----------------------------------
Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the

Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

          10. Conflicting Agreements.  Each Stockholder represents that he, she
              ----------------------
or it has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

          11. Amendment and Waiver.  No modification, amendment or waiver of
              --------------------
any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company and the holders of a majority of the Stockholder Shares then held by MDCP and its transferees a majority of the Stockholder Shares then held by the Executives and their Permitted Transferees. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          12. Severability. Whenever possible, each provision of this Agreement
              ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          13. Entire Agreement. Except as otherwise expressly set forth herein,
              ----------------
this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          14. Successors and Assigns. Except as otherwise provided herein, this
              ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

          15. Counterparts.  This Agreement may be executed in separate
              ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          16. Remedies.  The Company, MDCP and the Executives shall be entitled
              --------
to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company, MDCP and any Executive may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          17. Notices.  Any notice provided for in this Agreement shall be in
              -------
writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid). Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. Such notices shall be delivered to the following addresses:

          If to the Company:

                    Tuesday Morning Corporation
                    14621 Inwood Road
                    Dallas, TX  75244
                    Attention:  Mark E. Jarvis
                         Facsimile:  (972) 392-1558

          With a copy to:

                    Carter W. Emerson, P.C.
                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, Illinois  60601
                         Facsimile:  (312) 861-2200

          If to MDCP:

                    Madison Dearborn Capital Partners II, L.P.
                    Three First National Plaza
                    Suite 3800
                    Chicago, Illinois  60602
                    Attention:  William J. Hunckler III
                         Facsimile:   (312) 895-1001

          With a copy to:

                    Carter W. Emerson, P.C.
                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, Illinois  60601
                         Facsimile:  (312) 861-2200


          If to Executives:

                    at the addresses set forth on the signature pages hereto

or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          18. Governing Law.  THE CORPORATE LAW OF DELAWARE SHALL GOVERN ALL
              -------------
ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF ILLINOIS.

          19. Descriptive Headings.  The descriptive headings of this Agreement
              --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          20. Spouse. By executing this Agreement, the spouse of each Executive
              ------
agrees to be bound in all respects by the terms of this Agreement to the same extent as the Executive. Such spouse further agrees that should she or he predecease such Executive or should she or he become divorced from such Executive, any of the Stockholder Shares which such spouse may own or in which she or he may have any interest shall remain subject to all of the restrictions and to all of the rights of the parties to this Agreement.


                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

                              TUESDAY MORNING CORPORATION

                              By  ______________________________________

                                  Its:__________________________________



                              MADISON DEARBORN CAPITAL PARTNERS II, L.P.

                              By  Madison Dearborn Partners II, L.P.
                                  Its General Partner

                                  By  Madison Dearborn Partners, Inc.
                                      Its General Partner

                                      By  ______________________________
                                          Benjamin D. Chereskin
                                          Its Vice President



                              EXECUTIVES:



                              __________________________________________
                              Lloyd L. Ross
                              Address:  5637 Prestwick Ln.
                                        Dallas, TX  75252



                              __________________________________________
                              Jerry M. Smith
                              Address:  3520 Potomac
                                        Dallas, TX  75205

                              __________________________________________
                              Mark E. Jarvis
                              Address:  707 Findlay Dr.
                                        Arlington, TX  76012



                              _________________________________________
                              George M. Anderson
                              Address:  4142 Woodside Knoll
                                        Grapevine, TX  76051



                              _________________________________________
                              Duane A. Huesers
                              Address:  169 Asher Ct.
                                        Coppell, TX  75019


                              _________________________________________
                              Karen T. Costigan
                              Address:  12608 Breckenridge
                                        Dallas, TX  75230



                              _________________________________________
                              Richard E. Nance
                              Address:  17 Creekmere Dr.
                                        Trophy Club, TX  76262



                              _________________________________________
                              Alan L. Oppenheimer
                              Address:  3828 Arizona Place
                                        Plano, TX  75023

                              _________________________________________
                              William H. Kendall
                              Address:  3417 Marquette
                                        Dallas, TX  75225



                              _________________________________________
                              Rebecca M. Gully
                              Address:  4508 B. University
                                        Dallas, TX  75205



                              _________________________________________
                              Stella M. Knable
                              Address:  1112 Raleigh Dr.
                                        Lewisville, TX  75067



                              _________________________________________
                              Tom G. Gress
                              Address:  680 Oak Hill
                                        Southlake, TX  76092

                                  SCHEDULE I

                            SCHEDULE OF EXECUTIVES

                                 Lloyd L. Ross
                                Jerry M. Smith
                                Mark E. Jarvis
                              George M. Anderson
                               Duane A. Huesers
                               Karen T. Costigan
                               Richard E. Nance
                              Alan L. Oppenheimer
                              William H. Kendall
                               Rebecca M. Gully
                               Stella M. Knable
                                 Tom G. Gress

                            SPOUSAL SIGNATURE PAGE

     I, the undersigned, being the spouse of an Executive, hereby acknowledge that I have read and understand the foregoing Stockholders Agreement, and I agree to be bound by the terms thereof, including, but not limited to, Section 1 thereof.


                              Signature: ______________________________

                              Please Print Name: ______________________